UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

SMACK SPORTSWEAR

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53049

Nevada	26-1665960
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1765 Oak Street, Torrance, CA	90501
(Address of principal executive offices)	(Zip Code)

(310) 787-1222

(Registrant’s telephone number, including area code)

Reshoot Production Company

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Smack Sportswear, formerly known as Reshoot Production Company, (the “Registrant”) and the majority vote of the Registrant's shareholders voted, who represent 81% of the issued and outstanding shares, approved a corporate name change from Reshoot Production Company to Smack Sportswear, to better reflect the Registrant’s business. The Company filed a Certificate of Amendment to its Articles of Incorporation, with the Nevada Secretary of State to reflect this name change. (See Exhibit 3.3)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
3.3	Certificate of Amendment of Articles of Incorporation	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMACK SPORTSWEAR
(formerly known as Reshoot Production Company)
Registrant

Date: April 13, 2012	By:/s/ Bill Sigler
Bill Sigler Chief Executive Officer and Director Principal Executive, Financial and Accounting Officer